Exhibit 10.28

PROGRAM AGREEMENT

BETWEEN CREDIT SERVICES ORGANIZATION AND THIRD-PARTY LENDER

THIS PROGRAM AGREEMENT (as may be amended, modified or restated from time to time, this “Agreement”) is entered into by and between Sentral Financial LLC, a Delaware limited liability company (“Lender”), and RISE CREDIT SERVICE OF OHIO, fka Payday One Express of Ohio, LLC, fka Payday One of South Carolina, a(n) Delaware limited liability company (“CSO”), on the dates set forth with the respective signatures, but effective June 26, 2015 (“Effective Date”).

A.	BACKGROUND INFORMATION AND AGREEMENT.

WHEREAS, CSO is registered as a credit services organization under Sections 4712.01 to 4712.14 of the Revised Code of Ohio and authorized to provide credit services to individuals for personal, family or household purposes (“Consumers”) in connection with extensions of consumer credit by others (“CSO Services”);

WHEREAS, Lender is registered and permitted to extend credit to Consumers under the Ohio Mortgage Loan Act, subject to applicable state and federal law and regulation;

WHEREAS, in accordance with Lender’s established lending criteria as may be amended from time to time (“Lender’s Policies”), Lender desires to extend credit to Consumers (“Loans”); and

WHEREAS, CSO desires to provide CSO Services to Ohio Consumers over the internet, including assisting Consumers in obtaining an extension of consumer credit from Lender (hereafter, the “Program”).

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained in this Agreement, the sufficiency of which is hereby conclusively acknowledged, and intending to be legally bound, Lender and CSO (singularly a “Party” and together, the “Parties”) agree as follows:

B.	LENDER’S MAKING OF LOANS; MARKETING MATERIALS.

1. Loans.

Lender in its sole discretion shall determine all of the conditions, terms and features of the Loans, including loan amounts, fees and charges, interest rates, credit limits, and credit standards of the Loans. Subject to the terms of this Agreement, Lender agrees that it will make Loans from time to time, in its sole discretion, based on Lender’s criteria to Consumers who submit an application through CSO and meet the credit standards set forth in Lender’s Policies. CSO shall either contact Lender directly or, in the alternative, use a third-party underwriter designated by Lender, to obtain only “approvals” or “denials” for applications based on Lender’s Policies, including Lender’s underwriting criteria and scoring models. Neither Lender, nor CSO, nor their respective employees shall suggest to Consumers that Loans are made or approved by CSO. Except as expressly provided in this Agreement, Lender shall be the sole owner of all Loans made pursuant to this Agreement and CSO shall have no right, title or interest in such Loans. CSO shall mark its books and records to indicate clearly the Lender’s ownership interest in any Loans and Lender’s Loan Documents (as defined in Section D(3)(c). Nothing herein shall be deemed to commit Lender to originate or fund any particular level or number of Loans.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program Agreement	Page 2 of 22
Between Rise Credit Service of Ohio, LLC
And Sentral Financial LLC

2. Marketing.

(a) CSO shall market and promote the Loans and solicit potential customers. All brochures or other marketing materials (including scripts for television or radio advertisements, internet websites, emails, newspapers, magazines, and the like) that are used to promote Loans offered by Lender or which in any way refer to Lender (“Marketing Materials”), which are issued pursuant to this Program, must be approved in advance in writing by the Lender, and shall contain the following statement (or such other language mutually acceptable to Lender and CSO), as appropriate:

“CSO is a Credit Services Organization. We will not be the lender for your loan, but we will attempt to arrange a loan between you and a third party lender. Loans offered by Sentral Financial LLC.”

CSO shall also be required to provide Lender with a copy of all Marketing Materials on a periodic basis upon Lender’s written request. CSO shall ensure that all Marketing Materials comply with all federal, state and local laws, including all statutes, regulations, ordinances and judicial, regulatory and administrative interpretations thereof applicable to the Marketing Materials (“Applicable Marketing Law”).

(b) It is understood and agreed by the Parties, that CSO may, without restriction, offer, market, or advertise to consumers other financial products and services of CSO that are unrelated to the Program.

(c) Lender may at any time retract or modify any approval previously given by it with respect to any Marketing Materials if Lender reasonably determines in good faith that such action is necessary to remain in compliance with Applicable Marketing Law or for the safe and sound operation of the Program; and

(d) CSO shall have the non-exclusive authority to use any trade names, trademarks, or service marks of Lender by means of Marketing Materials approved by Lender pursuant to this Section B(2). Likewise, Lender acknowledges that approved Marketing Materials may contain trade names, trademarks, or service marks of CSO, and Lender shall have no authority to use any such names or marks separate and apart from their use in the Marketing Materials. The Parties shall use Marketing Materials only for the purpose of implementing the provisions of this Agreement and shall not use Marketing Materials in any manner that would violate Applicable Law or any provision of this Agreement.

C.	INDEPENDENCE OF CSO AND LENDER.

1. Independence of CSO and Lender.

It is the intention of CSO and Lender to comply with federal, state and local laws, including all statutes, regulations, ordinances and judicial, regulatory and administrative interpretations thereof applicable to the Program (“Applicable Law”) and to operate independently of each other in their respective capacities as credit services organization and lender.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program Agreement	Page 3 of 22
Between Rise Credit Service of Ohio, LLC
And Sentral Financial LLC

D.	CSO’S SERVICES.

1. CSO Services provided by CSO.

CSO shall solely determine the Consumers to whom it desires to provide CSO Services and, in accordance with CSO’s procedures, enter into a signed, written agreement with each such Consumer regarding the CSO Services it will provide, a form of which CSO has provided to Lender (“CSO Agreement”). The CSO Services may include all or some of the following services: (1) assisting Consumers in obtaining Loans from Lender in accordance with Lender’s Policies as adopted from time to time; (2) providing a guaranty to Lender on behalf of a Consumer for such Loan; and (3) assisting Consumers in completing the Loan Documents (as defined in Section D(3)(c)).

2. No Ownership of CSO by Lender.

It is expressly agreed that: (i) Lender shall not hold any ownership or leasehold interest in any CSO center or any personal property located therein, except for Loan Documents (as defined in Section D(3)(c)); (ii) no Lender employees shall work in any CSO center; and (iii) Lender shall exercise no authority or control over CSO’s employees or methods of operation, except as set forth in this Agreement.

3. Servicing of Loan Applications and Execution of Loan Documents.

(a) CSO employees shall accept appropriate documentation required by Lender from Consumers over the internet in order to complete an application in connection with a request for a Loan (“Application”). CSO shall not discourage any prospective applicant from submitting an Application for a Loan from Lender. As part of the CSO Services, CSO shall provide reasonable assistance to each prospective applicant in completing an Application. All forms required by CSO for CSO Services shall be prepared by CSO. CSO shall not discriminate against any Consumer in the credit application process on any “prohibited basis,” as such term is defined in the Federal Equal Credit Opportunity Act and Regulation B.

(b) Based upon the information provided by Consumers to Lender through CSO and Lender’s Policies, Lender shall be solely responsible for determining whether to extend credit to Consumers. Subject to the terms of this Agreement, Lender shall extend credit to Consumers who meet Lender’s criteria and submit Applications through CSO’s website, and Lender represents that it will independently make an evaluation of the creditworthiness of the Consumer in deciding whether to make a Loan to each Consumer. For any Consumer whose Application is rejected based upon Lender’s criteria, Lender shall provide to the Consumer an appropriately completed adverse action notice (“Adverse Action Notice”). Consumers shall be provided with copies of CSO’s privacy policy and Lender’s privacy policy.

(c) Lender’s Loans hereunder shall be evidenced by a consumer loan agreement containing a waiver of jury trial and arbitration provision (the “Loan Agreement”), which shall be signed by Lender with a computer-generated signature of an officer of Lender, any required disclosures and such other documentation as required by Lender. Forms of the Application, the Adverse Action Notice, the Loan Agreement, the Arbitration Agreement and Class Action Waiver, the Lender’s privacy policy, and any ACH Authorization as defined in this Agreement if any (collectively, the “Loan Documents”) shall be provided to Consumers through CSO’s website. The Loan Documents shall be completed in accordance with the Lender’s Policies, a copy of which shall be provided to CSO. Lender will inform CSO in writing of any changes to the Loan Documents or Lender’s Policies at least thirty (30) days before they are adopted and/or implemented by Lender, unless such changes are mandated to be adopted and/or implemented earlier by Applicable Law. In connection with the Loans made by Lender, CSO shall only use the Loan Documents approved in writing by Lender.

(d) For each Loan provided to a Consumer, CSO shall: (A) obtain an executed Loan Agreement and such other documents as may be required by Lender pursuant to the Lender’s Policies; and (B) deliver to the Consumer a copy of the Loan Agreement, and any required disclosures, in accordance with Applicable Law.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program Agreement	Page 4 of 22
Between Rise Credit Service of Ohio, LLC
And Sentral Financial LLC

4. Lender’s handling of payments on Loans.

At loan maturity, Lender shall debit, in accordance with the Consumer’s instructions in the Loan Agreement, any amounts due from the Consumer. In accordance with Consumer’s instructions in the CSO Agreement, within one (1) business day after receiving any payment on a Loan or receiving provisional ACH credit for an ACH debit to a Consumer’s deposit account, Lender shall remit the portion of the payment constituting CSO’s fees to CSO via an ACH transfer to CSO’s bank account. Payments to CSO upon receipt of a provisional credit for an ACH debit to a Consumer’s deposit account shall be provisional to CSO, on the condition of final payment to Lender for the ACH debit to the Consumer’s deposit account. Lender shall provide the form of any payment receipt provided to Consumers. CSO shall not have authority to agree to any modification or amendment of any Loan Documents, or to waive or grant any exception to enforcement of the Loan Documents in accordance with their terms (including amounts payable thereon).

5. Document Retention.

Lender shall engage a servicer to maintain and retain the original of all Loan Documents (in electronic format), and CSO may retain copies of all Loan Documents. Each shall maintain copies of Loan Documents for the period required by Applicable Law, but not less than twenty-four (24) months. The records and documentation maintained pursuant to this Agreement shall be maintained in a secure environment at all times and in compliance with Applicable Law.

6. Guaranty.

CSO and Lender shall, as of the Effective Date of this Agreement, enter into a separate Guaranty that will govern CSO’s guaranty of each Loan made by Lender to a Consumer. CSO shall establish and fund a reserve account on Lender’s books to secure CSO’s guaranty to Lender in an aggregate amount agreed upon by the Parties from time to time.

7. Loan Refinancings.

Loan refinancings shall be permitted only in accordance with Lender’s Policies. The Parties acknowledge that refinancings shall be documented as a new Loan and CSO will provide Lender with a new guaranty with respect to each such new Loan.

8. Reports.

During the term of this Agreement, each Party shall provide the other Party data submissions and reports reasonably required by the other Party for the purpose of maintaining effective internal controls and to monitor results under this Agreement and each Party’s obligations hereunder (“Program Administration”). Additionally, CSO agrees to prepare quarterly balance sheets and quarterly statements of income, retained earnings and cash flows for the last TWELVE (12) months, together with complete and accurate books, records, and accounts prepared and maintained on a consistent basis and in accordance with generally accepted accounting principles (collectively, the “Financial Information”). Upon the request by Lender, CSO hereto agrees to deliver to Lender, within THIRTY (30) days of receiving such request, the Financial Information, certified as true and correct by an officer or principal of CSO (such request not to be made more often than one time every calendar quarter). CSO agrees to

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program Agreement	Page 5 of 22
Between Rise Credit Service of Ohio, LLC
And Sentral Financial LLC

submit to operational audits and audits of CSO’s electronic data processing functions, as the other party may reasonably request from time to time. The auditing party will promptly submit the results of such audits to the audited party. Any such audit shall be performed at CSO’s sole cost and expense. Additionally, CSO shall provide to Lender, as soon as available and in any event (i) within NINETY (90) days after the end of each fiscal year, financial statements of CSO (on a consolidated and consolidating basis) to include a balance sheet, income statement, cash flow statement, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of the CSO and its consolidated subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in Management’s Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of the CSO and its subsidiaries), as of the end of such fiscal year, audited by independent certified public accountants of recognized standing satisfactory to Lender, and (ii) promptly from time to time following the occurrence of an event required to be reported on Form 8-K pursuant to Items 1.01, 1.02, 1.03, 2.01, 2.03, 2.04, 2.06, 3.03, 4.01, 4.02, 5.01, 5.02 and 5.03 thereof, the information that would be required to be filed with the SEC on Form 8-K if the CSO were required to file such reports with respect to any of such items.

9. Annual Compliance Statements and Access to Centers, Books, and Records.

If Lender makes a written request to CSO, CSO shall furnish Lender a sworn annual compliance certificate affirming its current compliance and earlier compliance with each of the following covenants during the previous year:

i.	CSO is now and was at all relevant times a duly licensed credit services organization registered under Sections 4712.01 to 4712.14 of the Revised Code of Ohio;

ii.	CSO is now and was at all relevant times and in all material respects in compliance with all Applicable Laws, and Lender’s policies;

iii.	In performing its obligations under this Agreement, CSO is not now arranging, nor has it ever arranged any loan in Ohio at an interest rate greater than that allowed under Ohio law;

iv.	At all relevant times, all advertising and promotional materials for the Loans (A) have and continue to identify the Lender as maker of the Loans, (B) have been and continue to be accurate, (C) have not been and are not now misleading, and (D) have and continue to be in compliance with all Applicable Laws;

v.	CSO has not engaged and is not now engaged in any discriminatory practice for the purpose of discouraging any Applicant in any aspect of the credit process on any purpose prohibited by law;

vi.	CSO has been and will remain in compliance in all respects with the Gramm-Leach-Bliley Act (“GLBA”) and regulations implementing the GLBA, other applicable federal and state privacy Laws, and this Agreement, as it pertains to Applicant and Consumer Information, as defined in this Agreement;

vii.	CSO has not violated and will not violate any term of this Agreement pertaining to the use and/or protection of Lender’s Confidential Business Information; and

viii.	CSO has and will continue to timely furnish all information required herein, which information has and will be in all material respects, truthful and accurate.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program Agreement	Page 6 of 22
Between Rise Credit Service of Ohio, LLC
And Sentral Financial LLC

Any failure or inability to timely truthfully issue such annual compliance certificate after written request by Lender shall be an Event of Default, as defined in this Agreement, if it is not resolved by CSO within 30 days after written notice to CSO by Lender detailing the deficiency.

During the term of this Agreement, Lender, any regulatory agencies with regulatory authority over Lender and any of Lender’s internal or external auditors, shall have reasonable access upon prior written notice to CSO’s office in Texas and, to the extent reasonably necessary, CSO’s corporate offices and its officers, directors, employees and contractors, and to the books and records of CSO for the purpose of Program Administration. In particular it is agreed that any regulatory authorities of Lender shall have the authority to conduct examinations of CSO and its management and information systems in order to ensure compliance with Lender’s Policies and all Applicable Laws relevant to Lender and its operations. During the term of this Agreement CSO and any of CSO’s internal or external auditors shall have reasonable access to Lender’s books and records related to the Program for the sole purpose of Program Administration. Any such review, inspection or examination by Lender, CSO, or their respective internal and external auditors shall take place during the Parties’ normal business hours.

10. Training.

CSO shall train and supervise its employees to act in conformity with CSO’s procedures in providing credit services and to ensure that all loans arranged by CSO comply with Lender’s Policies provided in writing to CSO by Lender and the requirements of Applicable Law pertaining to their duties.

11. Third Party Service Providers.

CSO must obtain prior written approval before arranging with third party service providers to perform any of CSO’s duties pursuant to this Agreement. CSO shall be responsible for supervising any third party service providers retained by it and ensuring their compliance with this Agreement and the Lender’s Policies.

12. Electronic Commerce.

Each of CSO and Lender shall adopt and maintain reasonable procedures with respect to Applicable Law dealing with electronic commerce with Consumers, including disclosures, consents, notices, signatures, communications, consumer access, document availability and delivery, storage, and other electronic commerce matters.

13. Loan Program.

As part of its independent obligations hereunder, CSO will cause the Loans to be arranged in accordance with the terms and conditions of the Loans, this Agreement, the Lender’s Policies, and all Applicable Laws. Lender will cause the Loan Documents to be compliant with all Applicable Laws, including any usury laws, consumer protection laws, the federal Truth in Lending Act and Regulation Z, and limits on fraudulent or unconscionable conduct.

14. Safeguarding.

Each of CSO and Lender shall adopt and maintain reasonable procedures relating to administrative, technical, and physical safeguards designed to (i) ensure the security and

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program Agreement	Page 7 of 22
Between Rise Credit Service of Ohio, LLC
And Sentral Financial LLC

confidentiality of NPI (defined below) that such Party receives; (ii) protect against any anticipated threats or hazards to the security or integrity of NPI that such Party receives; (iii) protect against the unauthorized access to or use of NPI that such Party has in its possession which could result in substantial harm or inconvenience to any Consumer; (iv) protect Consumers’ NPI to ensure the Parties do not violate Applicable law or the Parties’ respective Privacy Policies; and (v) ensure the proper disposal of NPI that such Party has in its possession. For these purposes, “NPI” shall mean any nonpublic personally identifiable information about a Consumer obtained in connection with a Loan, CSO Services or other financial services in the Program.

15. Insurance.

CSO shall procure and maintain such insurance as described on Exhibit “A.” All such liability policies of insurance, including umbrella policies, shall name Lender and its successors and assigns as additional insureds under such policies of insurance. Further, such policies of insurance shall provide that cancellation of the policies will not be effective without Lender receiving written notice, at Lender’s notice address included in Section H(3), as it may be amended from time to time as per Section H(3), at least thirty (30) days prior to the effective date of any such cancellation, nonrenewal, or change in coverage.

E.	LENDER’S REPRESENTATIONS AND WARRANTIES.

Lender hereby represents and warrants to CSO, as of the Effective Date and on a continuing basis throughout the term of this Agreement, that:

1. Lender is a duly organized and validly existing corporation, organized under the laws of Texas and authorized to do business in Ohio, and has the power and authority and all requisite licenses, permits and authorizations to execute and deliver this Agreement and perform its obligations hereunder. Lender is not affiliated with CSO or any affiliate of CSO.

2. This Agreement has been duly authorized by Lender, has been duly executed and delivered by Lender, and constitutes the legal, valid and binding agreement of Lender, enforceable against Lender in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, assignment for the benefit of creditors, or other laws affecting creditor’s rights and remedies generally and by general principles of equity (regardless of whether in a proceeding in equity or at law).

3. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (A) violate or conflict with any provision of the Articles of Incorporation, By-Laws or other governing documents of, or any agreement, contract, lease, or obligation to which Lender is a party or by which Lender is bound, including any exclusivity or other provisions of any other agreement to which Lender or any related entity is a party, and including any non-compete agreement or similar agreement limiting the right of Lender to engage in activities competitive with the business of any other party; or (B) violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under, or permit the acceleration of or entitle any party to accelerate any obligation under or pursuant to, any material mortgage, lien, lease, agreement, instrument, order, law, arbitration award, judgment or decree to which Lender is a party or by which Lender or any of its assets may be bound.

4. There are no undisclosed regulatory actions, investigations, or lawsuits against Lender or its affiliates, that would materially affect the ability of Lender to perform its obligations under this Agreement, or relate to loans made in connection with the provisions of CSO Services.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program Agreement	Page 8 of 22
Between Rise Credit Service of Ohio, LLC
And Sentral Financial LLC

5. To the best of Lender’s knowledge, no written or electronic information or financial statements provided to CSO in contemplation of this Agreement contained any material omissions of fact or were materially incorrect.

6. Neither Lender nor any principal thereof has been or is the subject of any of the following: (A) Criminal conviction; (B) IRS lien; (C) Enforcement agreement, memorandum of understanding, cease and desist order, administrative penalty, or similar agreement concerning lending matters, or participation in the affairs of a financial institution; (D) Administrative or enforcement proceeding or investigation commenced by the Securities Exchange Commission, state securities regulatory authority, Federal Trade Commission, any banking regulator, or any other state or federal Regulatory Authority; or (E) Restraining order, decree, injunction, or judgment in any proceeding or lawsuit alleging fraud or deceptive practices or illegal activity on the part of Lender or any principal thereof. For purposes of this Section, the word “principal” of Lender shall include (i) any person exercising control over Lender, (ii) any officer or director of Lender, and (iii) any person actively participating in the control of Lender’s business.

F.	CSO’S REPRESENTATIONS AND WARRANTIES.

CSO hereby represents and warrants to Lender, as of the Effective Date and on a continuing basis throughout the term of this Agreement, that:

1. CSO is a duly organized and validly existing limited liability company, formed under the laws of the State of Delaware and registered to do business in Ohio and has the power and authority and all requisite licenses, permits and authorizations (including a registration to do business in Ohio as a credit services organization) to execute and deliver this Agreement and perform its obligations hereunder. CSO is not affiliated with Lender or any affiliate of Lender.

2. This Agreement has been duly authorized by CSO, has been duly executed and delivered by CSO, and constitutes its legal, valid and binding agreement, enforceable against CSO in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, assignment for the benefit of creditors, or other laws affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether in a proceeding in equity or at law).

3. The execution of this Agreement and the completion of all actions required or contemplated to be taken by CSO hereunder are within the ordinary course of CSO’s business.

4. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (A) violate or conflict with any provision of its operating agreement or other governing documents of or any agreement or contract or obligation to which CSO is a party or by which CSO is bound, including any exclusivity or other provisions of any other agreement to which CSO or any related party is a party, and including any non-compete agreement or similar agreement limiting the right of CSO to engage in activities competitive with the business of any other party; or (B) violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under, or permit the acceleration of or entitle any party to accelerate any obligation under or pursuant to, any material mortgage, lien, lease, agreement, instrument, order, law, arbitration award, judgment or degree to which CSO is a party or by which CSO or any of its assets may be bound.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program Agreement	Page 9 of 22
Between Rise Credit Service of Ohio, LLC
And Sentral Financial LLC

5. There are no undisclosed regulatory actions, investigations, or lawsuits against CSO or its affiliates that would materially affect the ability of CSO to perform its obligations under this Agreement or relate to the provision of CSO Services, or the marketing, making or administration of loans in connection with CSO Services.

6. To the best of CSO’s knowledge, no written or electronic information or financial statements provided to Lender in contemplation of this Agreement contained any material omission of fact or were materially incorrect.

7. The fees and charges that CSO contracts for and charges to Consumers who obtain Loans do not violate Applicable Law.

8. CSO has not, and will not, utilize the intellectual property, trade secrets, or other confidential business information of any third party in connection with the development of the Marketing Materials.

9. Neither CSO nor any principal thereof has been or is the subject of any of the following: (A) Criminal conviction; (B) IRS lien; (C) Enforcement agreement, memorandum of understanding, cease and desist order, administrative penalty, or similar agreement concerning lending matters, or participation in the affairs of a financial institution; (D) Administrative or enforcement proceeding or investigation commenced by the Securities Exchange Commission, state securities regulatory authority, Federal Trade Commission, any banking regulator, or any other state or federal Regulatory Authority; or (E) Restraining order, decree, injunction, or judgment in any proceeding or lawsuit alleging fraud or deceptive practices or illegal activity on the part of CSO or any principal thereof. For purposes of this Section the word “principal” of CSO shall include (i) any person exercising control over CSO, (ii) any officer or director of CSO, and (iii) any person actively participating in the control of CSO’s business.

G.	INDEMNIFICATION.

1. CSO INDEMNIFICATION OBLIGATIONS. TO THE FURTHEST EXTENT ALLOWABLE BY LAW, CSO SHALL INDEMNIFY, DEFEND AND HOLD LENDER AND ITS PARTNERS AND AFFILIATES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, SHAREHOLDERS, LENDERS, PARTNERS AND AGENTS (HEREIN, THE “LENDER INDEMNIFIED PARTIES”) HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, CAUSES OF ACTION DEMANDS, LIABILITIES, LOSSES, PENALTIES, FINES, JUDGMENTS, DAMAGES OR EXPENSES (INCLUDING, WITHOUT LIMITATION, LEGAL FEES, FINES, COURT COSTS, ACCOUNTING FEES AND CLASS ACTION COSTS) (COLLECTIVELY, “DAMAGES”) WHETHER BASED ON CONTRACT, TORT, COMMON LAW, EQUITY, OR STATUTE (EACH, A “CLAIM”), ASSERTED BY OR ON BEHALF OF ANY APPLICANT, BORROWER, REGULATORY AUTHORITY, OR OTHER PERSON OR ENTITY RELATING TO, ARISING OR ALLEGED TO HAVE ARISEN IN WHOLE OR IN PART OUT OF OR IN CONSEQUENCE OF ALL OF THE FOLLOWING: (I) ANY BREACH BY CSO OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR THE INACCURACY OF ANY WARRANTY OR REPRESENTATION OF CSO SET FORTH IN THIS AGREEMENT; (II) ANY ACT OR OMISSION (WHETHER ONE OR MORE) OF ANY THIRD PARTY SERVICE PROVIDER RETAINED BY CSO, THE INACCURACY OF ANY WARRANTY OR REPRESENTATION MADE FOR THE BENEFIT OF LENDER BY ANY THIRD PARTY SERVICE PROVIDER RETAINED BY CSO, OR THE BREACH OF ANY OBLIGATION OWED TO LENDER BY ANY THIRD PARTY SERVICE PROVIDER RETAINED BY CSO; (III) ANY CLAIM OR DETERMINATION CAUSED OR ALLEGED TO HAVE BEEN CAUSED IN WHOLE OR IN PART BY CSO OR ANY OF ITS EMPLOYEES, AGENTS OR REPRESENTATIVES THAT THE \ THE ACTIVITIES OF CSO HEREUNDER ARE ILLEGAL UNDER OR

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program Agreement	Page 10 of 22
Between Rise Credit Service of Ohio, LLC
And Sentral Financial LLC

PROHIBITED BY ANY OF THE RULES; (IV) ANY EXAMINATION OR AUDIT CONDUCTED BY A REGULATORY AUTHORITY ARISING OUT OF, RELATING TO, AND/OR PURSUANT TO THIS AGREEMENT THAT REVEALS A VIOLATION BY CSO; (V) ANY ACTUAL OR ALLEGED INJURY (PHYSICAL OR OTHERWISE) TO ANY APPLICANT, BORROWER AND/OR ACTUAL OR PROSPECTIVE CUSTOMER OF CSO OR TO ANY EMPLOYEE OF CSO ACTUALLY CAUSED OR ALLEGED TO HAVE BEEN CAUSED IN WHOLE OR IN PART BY CSO OR ANY OF ITS EMPLOYEES, AGENTS OR REPRESENTATIVES; (VI) ANY TRANSACTION (WHETHER ONE OR MORE) ARISING OUT OF, RELATING TO, AND/OR PURSUANT TO THIS AGREEMENT; (VII) ANY CLAIM CAUSED OR ALLEGED TO HAVE BEEN CAUSED IN WHOLE OR IN PART BY CSO OR ANY OF ITS EMPLOYEES, AGENTS OR REPRESENTATIVES BY A BORROWER RELATING TO THE DOCUMENTATION OF A LOAN BY CSO OR LENDER, AND/OR (VIII) ANY ACT OR OMISSION (WHETHER ONE OR MORE) OF CSO, AND/OR ITS EMPLOYEES, AGENTS, REPRESENTATIVES AND/OR THIRD PARTY SERVICE PROVIDERS IN CONNECTION WITH THEIR PERFORMANCE OR LACK OF PERFORMANCE OF ANY DUTY OR ACTIVITY CONTEMPLATED BY THIS AGREEMENT. THE OBLIGATION UNDER THIS SECTION G(1) SHALL INCLUDE THE PAYMENT OF ALL COSTS OF DEFENSE, IF ANY, INCLUDING WITHOUT LIMITATION, ALL REASONABLE AND NECESSARY ATTORNEY’S FEES, COURT COSTS, ACCOUNTING FEES, CLASS ACTION COSTS AND EXPERT FEES, SUBJECT TO REIMBURSEMENT RIGHTS UNDER SECTION G(4).

2. LENDER INDEMNIFICATION OBLIGATIONS. TO THE FURTHEST EXTENT ALLOWABLE BY LAW, LENDER SHALL INDEMNIFY, DEFEND AND HOLD CSO AND ITS PARTNERS AND AFFILIATES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, SHAREHOLDERS, LENDERS, PARTNERS AND AGENTS (HEREIN, THE “CSO INDEMNIFIED PARTIES”) HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, CAUSES OF ACTION DEMANDS, LIABILITIES, LOSSES, PENALTIES, FINES, JUDGMENTS, DAMAGES OR EXPENSES (INCLUDING, WITHOUT LIMITATION, LEGAL FEES, FINES, COURT COSTS, ACCOUNTING FEES AND CLASS ACTION COSTS) (COLLECTIVELY, “DAMAGES”) WHETHER BASED ON CONTRACT, TORT, COMMON LAW, EQUITY, OR STATUTE (EACH, A “CLAIM”), ASSERTED BY OR ON BEHALF OF ANY APPLICANT, BORROWER, REGULATORY AUTHORITY, OR OTHER PERSON OR ENTITY RELATING TO, ARISING OR ALLEGED TO HAVE ARISEN IN WHOLE OR IN PART OUT OF OR IN CONSEQUENCE OF ALL OF THE FOLLOWING: (I) ANY BREACH BY LENDER OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR THE INACCURACY OF ANY WARRANTY OR REPRESENTATION OF LENDER SET FORTH IN THIS AGREEMENT; (II) ANY ACT OR OMISSION (WHETHER ONE OR MORE) OF ANY THIRD PARTY SERVICE PROVIDER RETAINED BY LENDER, THE INACCURACY OF ANY WARRANTY OR REPRESENTATION MADE FOR THE BENEFIT OF CSO BY ANY THIRD PARTY SERVICE PROVIDER RETAINED BY LENDER, OR THE BREACH OF ANY OBLIGATION OWED TO CSO BY ANY THIRD PARTY SERVICE PROVIDER RETAINED BY LENDER; (III) ANY CLAIM OR DETERMINATION CAUSED OR ALLEGED TO HAVE BEEN CAUSED IN WHOLE OR IN PART BY LENDER OR ANY OF ITS EMPLOYEES, AGENTS OR REPRESENTATIVES THAT THE LOANS OR THE ACTIVITIES OF LENDER HEREUNDER ARE ILLEGAL UNDER OR PROHIBITED BY ANY OF THE RULES; (IV) ANY EXAMINATION OR AUDIT CONDUCTED BY A REGULATORY AUTHORITY ARISING OUT OF, RELATING TO, AND/OR PURSUANT TO THIS AGREEMENT THAT REVEALS A VIOLATION BY CSO; (V) ANY ACTUAL OR ALLEGED INJURY (PHYSICAL OR OTHERWISE) TO ANY APPLICANT, BORROWER AND/OR ACTUAL OR PROSPECTIVE CUSTOMER OF LENDER OR TO ANY EMPLOYEE OF LENDER ACTUALLY CAUSED OR ALLEGED TO HAVE BEEN CAUSED IN WHOLE OR IN PART BY LENDER OR ANY OF ITS EMPLOYEES, AGENTS OR

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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REPRESENTATIVES; (VI) ANY TRANSACTION (WHETHER ONE OR MORE) ARISING OUT OF, RELATING TO, AND/OR PURSUANT TO THIS AGREEMENT; (VII) ANY CLAIM CAUSED OR ALLEGED TO HAVE BEEN CAUSED IN WHOLE OR IN PART BY LENDER OR ANY OF ITS EMPLOYEES, AGENTS OR REPRESENTATIVES BY A BORROWER RELATING TO THE DOCUMENTATION OF A LOAN BY CSO OR LENDER, AND/OR (VIII) ANY ACT OR OMISSION (WHETHER ONE OR MORE) OF LENDER, AND/OR ITS EMPLOYEES, AGENTS, REPRESENTATIVES AND/OR THIRD PARTY SERVICE PROVIDERS IN CONNECTION WITH THEIR PERFORMANCE OR LACK OF PERFORMANCE OF ANY DUTY OR ACTIVITY CONTEMPLATED BY THIS AGREEMENT. THE OBLIGATION UNDER THIS SECTION G(2) SHALL INCLUDE THE PAYMENT OF ALL COSTS OF DEFENSE, IF ANY, INCLUDING WITHOUT LIMITATION, ALL REASONABLE AND NECESSARY ATTORNEY’S FEES, COURT COSTS, ACCOUNTING FEES, CLASS ACTION COSTS AND EXPERT FEES, SUBJECT TO REIMBURSEMENT RIGHTS UNDER SECTION G(4).

3. INDEMNIFICATION PROCEDURES. EITHER PARTY SHALL PROMPTLY NOTIFY THE OTHER PARTY OF ANY SUIT OR THREAT OF SUIT OF WHICH THAT PARTY BECOMES AWARE WHICH MAY GIVE RISE TO A RIGHT TO INDEMNIFICATION UNDER THIS AGREEMENT BUT IN ANY EVENT WITHIN SIXTY (60) DAYS OF THE DISCOVERY OF SUCH CLAIM; PROVIDED, HOWEVER, THAT THE FAILURE OF THE INDEMNIFIED PARTY ALLEGING A RIGHT OF INDEMNITY HEREUNDER TO PROVIDE PROMPT NOTICE TO THE INDEMNIFYING PARTY SHALL RELIEVE THE INDEMNIFYING PARTY OF ITS OBLIGATIONS HEREUNDER ONLY TO THE EXTENT THAT THE INDEMNIFYING PARTY CAN PROVE THAT SUCH FAILURE TO PROVIDE PROMPT NOTICE ACTUALLY AND MATERIALLY PREJUDICED THE RIGHTS OF THE INDEMNIFYING PARTY. THE INDEMNIFYING PARTY SHALL PROMPTLY REIMBURSE THE INDEMNIFIED PARTY FOR ALL DAMAGES INCURRED BY THE INDEMNIFIED PARTY (INCLUDING DAMAGES INCURRED IN ADVANCE OF THE FINAL DISPOSITION OF THE UNDERLYING CLAIM), SHALL BEAR ALL EXPENSES IN DEFENDING ANY SUCH CLAIM OR MATTER, AND SHALL BE ENTITLED TO PARTICIPATE IN THE SETTLEMENT OR DEFENSE OF ANY MATTER FOR WHICH THE INDEMNIFIED PARTY SEEKS INDEMNITY HEREUNDER AND, IF THE INDEMNIFYING PARTY ELECTS, TO TAKE OVER AND CONTROL THE DEFENSE AND SETTLEMENT THEREOF UTILIZING COUNSEL OF ITS CHOICE IN CONSULTATION WITH THE INDEMNIFIED PARTY (IN WHICH CASE THE INDEMNIFIED PARTY SHALL HAVE THE RIGHT TO EMPLOY SEPARATE COUNSEL OF ITS CHOICE, BUT THE FEES AND EXPENSES OF SUCH COUNSEL SHALL BE AT THE EXPENSE OF THE INDEMNIFYING PARTY). THE INDEMNIFYING PARTY MAY NOT ENTER INTO A FINAL SETTLEMENT OF ANY CLAIM OR MATTER WITHOUT THE PRIOR CONSENT OF THE INDEMNIFIED PARTY, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED; PROVIDED THAT THE INDEMNIFIED PARTY’S WITHHOLDING OF OR DELAYING CONSENT SHALL NOT BE DEEMED UNREASONABLE IF THE PROPOSED SETTLEMENT ARRANGEMENT ALLOCATES LIABILITY OR FINANCIAL OBLIGATIONS DIRECTLY TO THE INDEMNIFIED PARTY. IN ALL CASES, THE PARTIES SHALL COOPERATE AND ASSIST EACH OTHER IN ALL REASONABLE RESPECTS IN THE DEFENSE AND SETTLEMENT OF ANY SUCH ACTION.

4. OBLIGATION TO REFUND ADVANCED DAMAGES. IN THE EVENT THAT THE INDEMNIFYING PARTY REIMBURSES THE INDEMNIFIED PARTY FOR DAMAGES PURSUANT TO THE INDEMNIFICATION PROVISIONS OF THIS SECTION G, IN ADVANCE OF THE FINAL DISPOSITION OF THE UNDERLYING CLAIM, AND IF IT IS ULTIMATELY DETERMINED BY SETTLEMENT OR PURSUANT TO THE DISPUTE RESOLUTION

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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PROVISIONS HEREOF THAT SUCH DAMAGES DIRECTLY AROSE OUT OF AN OCCURRENCE THAT DID NOT REQUIRE SUCH INDEMNIFICATION UNDER SECTION G(1) OR (2), THEN THE INDEMNIFIED PARTY AGREES TO REPAY TO THE OTHER PARTY ANY SUCH DAMAGES FOR WHICH IT RECEIVED ADVANCED REIMBURSEMENT TO WHICH IT WAS NOT ENTITLED HEREUNDER. ALL DAMAGES REQUIRED TO BE REPAID UNDER THIS SECTION G(4) SHALL BE REPAID WITHIN FIVE (5) BUSINESS DAYS FOLLOWING THE ABOVE DESCRIBED ULTIMATE DETERMINATION.

5. SURVIVAL. THIS SECTION G SHALL SURVIVE ANY TERMINATION OR EXPIRATION OF THIS AGREEMENT. EACH PARTY EXPRESSLY AGREES, WARRANTS AND REPRESENTS THAT IT HAS READ THE TERMS OF THIS SECTION G, UNDERSTANDS SAME AND THAT THE TERMS OF THIS SECTION G ARE CLEAR, CONSPICUOUS AND UNEQUIVOCAL.

H.	TERMINATION.

1. Term.

Unless otherwise terminated in accordance with the terms and conditions of this Agreement, the term of this Agreement will begin on the Effective Date and continue until the first anniversary of the Effective Date and will automatically renew for successive renewal terms of one (1) year each unless a Party provides written notice of non-renewal to the other Party at least sixty (60) days before the scheduled expiration of the existing original or renewal term.

2. Termination.

(a) Upon the occurrence of an Event of Default (as hereinafter defined) by either Party, the other Party may terminate this Agreement by giving written notice at least thirty (30) days in advance of termination and an opportunity for the defaulting Party to cure the Event of Default, provided that: (A) the non-defaulting Party may suspend its performance under this Agreement during the thirty (30) day period prior to any cure of the Event of Default; (B) the thirty (30) day written notice requirement shall not apply if the Event of Default is the failure of CSO to remit funds to Lender as required hereunder or pursuant to any other agreement between the Parties; and (C) the written notice requirement shall be only three (3) business days if the Event of Default is the Lender’s failure to fund any Loan arranged by CSO and approved by Lender as required under this Agreement.

(b) It shall constitute an Event of Default by Lender hereunder if: (A) Lender shall be in material breach of any duty, obligation, representation, warranty or covenant hereunder; (B) Lender shall fail to fund a Loan arranged by CSO that satisfies Lender’s loan criteria as set forth in this Agreement and which has been approved by Lender; (C) Lender fails to remit funds to CSO as necessary; or (D) Lender shall file for protection under any state or federal bankruptcy or insolvency law, or file an assignment for the benefit of creditors proceeding, or an action shall be filed against Lender under any such law, or if Lender becomes insolvent or unable to meet its obligations as they become due, or if any regulatory authority takes control of Lender.

(c) It shall constitute an Event of Default by CSO hereunder if (A) CSO shall be in material breach of any duty, obligation, representation, warranty, or covenant hereunder; (B) CSO discontinues arranging the Loans as required hereunder, or (C) CSO files for protection under any state or federal insolvency law, or files an assignment for the benefit of creditors proceeding, or an action shall be filed against CSO under any such law, or if CSO becomes insolvent or unable to meet its obligations as they become due.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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(d) Either Party may terminate this Agreement immediately if either Party is advised by any federal or state regulatory agency which has or asserts jurisdiction over either Party or the Loans that the performance of a Party’s obligations under this Agreement is or may violate any Applicable Law, constitute an unsafe or unsound practice, or jeopardize the Party’s standing with or any rating from any regulatory agency.

(e) Either Party may terminate this Agreement immediately upon written notice to the other Party if such Party determines in its reasonable discretion that the performance of a Party’s obligations under this Agreement is or may be illegal under or prohibited by any Applicable Law and may not be reasonably remedied or modified as set forth in Section K(1).

(f) Either Party may terminate this Agreement in the event of an act of God or other natural disaster makes the carrying out of this Agreement impossible.

(g) CSO may terminate this Agreement by giving written notice at least ten (10) days in advance of termination if Lender amends Lender’s Policies or the Loan credit underwriting criteria in a way that causes a material adverse effect on CSO’s or its affiliates’ businesses and Lender fails to modify such amendment so as to avoid such material adverse effect within such ten (10) day notice period.

(h) Lender may terminate this Agreement by giving written notice at least ten (10) days in advance of termination if CSO changes its fees or compensation in a way that causes a material adverse effect on Lender’s business and CSO fails to modify such amendment so as to avoid such material adverse effect within such ten (10) day period.

(i) Either Party may terminate this Agreement on thirty (30) days’ written notice to the other Party in the event the Party becomes aware of any adverse change in Applicable law relevant to the loans or the performance of the Parties obligations under this Agreement (including positions of regulatory authorities on examination or enforcement matters) that materially increases the Party’s litigation or risk exposure.

(j) Either Party may terminate this Agreement without cause on one hundred twenty (120) days advance written notice to the other Party.

(k) Notwithstanding anything in this Agreement to the contrary, in the event of termination or expiration of this Agreement, the obligations of CSO and Lender with respect to any outstanding Loans or Guaranty regarding same shall continue in full force and effect until such matters are concluded and CSO and Lender shall reasonably cooperate with each other regarding the orderly administration of any such outstanding matters. In order to preserve the goodwill of each Party with its customers, the Parties shall act in good faith and cooperate in order to ensure a smooth and orderly termination of their relationship and the termination of the Loan origination and marketing program contemplated hereunder. Unless prohibited by Applicable Laws, or as otherwise provided in this Agreement, upon Lender’s written request, CSO shall continue to service outstanding Loans following termination or expiration of this Agreement until all Loans are repaid or charged off in accordance with Lender’s policies. Upon the termination or expiration of this Agreement, CSO shall immediately cease using trade names, trademarks, or service marks of Lender.

3. Notices.

All notices, commitments, waivers and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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delivered either (i) upon the delivery date, if personally delivered, (ii) one (1) business day after delivery to any national overnight courier directing delivery on the next business day, or (iii) three (3) business days after deposit in the United States mail, registered or certified mail, return receipt requested with adequate postage affixed thereto. Unless otherwise agreed, notice shall be sent to the contact persons at the addresses set forth below, or at such other address as provided pursuant to the terms of this Section H(3):

If to CSO:	Rise Credit Service of Ohio, LLC
4150 International Plaza, Suite 400
Fort Worth, TX 76109
Attn: Jason Harvison

If to Lender:	Sentral Financial LLC
84 Villa Rd.
Greenville, SC 29615
Attn: Dan Adams

I.	CONFIDENTIALITY AND USE OF CUSTOMER INFORMATION; USE OF CONFIDENTIAL BUSINESS INFORMATION; NON-SOLICITATION OF EMPLOYEES.

1. Solicitation of Consumers.

The Parties agree and acknowledge that the Consumers referred by CSO to Lender for Loans pursuant to this Agreement are customers of both Parties to the maximum extent permitted by Applicable Law, and, except as provided in this Agreement or Applicable Law, the Parties may use information regarding Consumers jointly and severally.

2. Security Program.

The Parties agree and acknowledge that certain information regarding the Consumers is nonpublic personal information and will not be provided to third parties except as necessary to service, administer, process and enforce a transaction a Consumer requests or authorizes, marketing of other products and services by CSO and Lender, marketing or offering other products and services by CSO and any other third party, or as otherwise authorized by this Agreement and the respective Privacy Policy of each Party. The Parties shall each implement an effective security program designed to protect Consumer’s nonpublic personal information and which is also designed to ensure that the Parties do not violate the respective Privacy Policy of either Party or Applicable Law. Such security program shall incorporate methods for the secure destruction of confidential information, such as Loan Documents and other records and documents no longer required to be maintained by either Party.

3. Ownership.

The Parties shall jointly and severally own all information relating to Consumers (collectively, “Consumer Information”), including: (i) names, addresses, and telephone numbers; (ii) all account, payment and other information regarding Consumers who have been approved or denied; and (iii) all records, data, and information pertaining to the foregoing; provided, that neither Party may use any Consumer Information except to the extent permitted by such Party’s Privacy Policy, as set forth in this Agreement, the Lender’s and CSO’s Policies, or the Loan Documents.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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4. Confidential Business Information.

The Parties agree that all information received by one Party from the other Party or from any other source on that Party’s behalf pursuant to this Agreement is “Confidential Business Information” and shall be maintained in confidence and not disclosed, used or duplicated except as described in this Section I. Notwithstanding the foregoing, the term “Confidential Business Information” shall not include any information which (i) is or becomes available to a Party (the “Restricted Party”) from a source other than the other Party, (ii) is or becomes available to the public other than as a result of disclosure by the Restricted Party or its agents in violation of its intended obligations or Applicable Law, (iii) is Consumer Information, or (iv) is required to be disclosed under Applicable Law (but only to the extent it must be disclosed).

5. Use of Confidential Business Information.

A Restricted Party may only use the other Party’s Confidential Business Information in connection with its performance under this Agreement, and may disclose such other Party’s Confidential Business Information to its affiliates who may only use the Confidential Business Information to the same extent which the Restricted Party may use and disclose Confidential Business Information. Further, a Restricted Party may only disclose and use the other Party’s Confidential Business Information in its ordinary course of business in order to service and carry out its duties under or in connection with this Agreement. Except as provided in this Agreement, any Confidential Business Information of a Party shall be returned to such Party as requested once the services contemplated by this Agreement have been completed. Notwithstanding the foregoing, the forms of Loan Documents may be retained by CSO and Lender or their affiliates as business forms and utilized in their respective businesses; provided that neither CSO nor Lender make any representation or warranty, express or implied, with respect to such forms, and Lender and CSO and their affiliates use said forms at their own risk.

6. Non-disclosure.

Except as set forth and authorized under this Agreement or to the extent required by any Applicable Law (including federal securities law), the Parties shall not advertise, market or otherwise make known to others any information relating to the subject matter of this Agreement. If one of the Parties proposes to disclose the other’s Confidential Business Information to a non-affiliated third party in order to perform under this Agreement, the disclosing Party must first obtain the written consent of the other Party to make such disclosure and the disclosing Party must enter into a confidentiality agreement with such third party under which the third party would be restricted from disclosing, using or duplicating the other Party’s Confidential Business Information, except as consistent with this Agreement. Except as set forth in this Agreement, if requested by either Party, any employee, representative, agent or subcontractor of the other Party shall enter into a non-disclosure agreement with the requesting Party to protect the requesting Party’s Confidential Business Information satisfactory to the requesting Party. The Parties agree that in the event the security of any of the Parties’ Confidential Business Information is breached or a Party learns of any unauthorized use of the other Party’s Confidential Business Information, then it will promptly notify the other Party of such breach or unauthorized use so that it may respond accordingly.

7. Non-communication.

The provisions of this Agreement and all documents executed in connection herewith, and results of any business conducted between the Parties pursuant to this Agreement shall also be considered Confidential Business Information of both Parties, and each Party agrees, subject to the requirements of any Applicable Law (including federal securities law), not to communicate such Confidential Business Information to any third party without the prior written

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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consent of the other Party. Confidential Business Information may be provided to a Party’s affiliates (as such term is defined in the Securities Exchange Act of 1934) counsel, accountants, and financial or tax advisors (“Related Parties”), provided that the Party shall ensure that such Related Parties hold such Confidential Business Information in confidence.

8. Damages.

The Parties agree that monetary damages would not be adequate compensation in the event of a breach by a Restricted Party of its obligations under this Section I and, therefore, the Parties agree that in the event of any such breach by the Restricted Party, the other Party, in addition to its others remedies at law or in equity, shall be entitled to an order requiring the Restricted Party to specifically perform its obligations under Section I or enjoining the Restricted Party from breaching Section I, and the Restricted Party shall not plead in defense thereto that there would be an adequate remedy at law.

9. Non-solicitation of employees.

Each Party agrees that it shall not directly or indirectly solicit, hire or otherwise retain or engage, whether as an employee, independent contractor or otherwise, any employee or other personnel of the other Party for the sooner of six months after the termination of this Agreement or a person’s termination from the respective Party.

10. Non-publication.

Except as provided for herein, a Party shall not issue any press release that indicates Lender is making Loans to Consumers. If a Party is required under Applicable Law (including federal securities law) to file a copy of this Agreement with, or disclose that Lender is making Loans to Consumers to, a governmental agency, such Party shall have the right to file a copy of this Agreement with, and/or disclose to, the governmental agency after (i) notifying the other Party in writing not less than (10) days prior to any such filing of this Agreement (or such shorter time as may be required by Applicable Law), (ii) redacting such terms of this Agreement as the other Party may reasonably request and may be excluded under Applicable Law (including the other Party’s name), and (iii) filing a confidential treatment request as part of any such filing.

11. Survival.

This Section I shall continue to be binding on all Parties notwithstanding any termination, cancellation or expiration of this Agreement.

J.	ARBITRATION.

1. WAIVER OF RIGHTS TO TRIAL BY JURY; ARBITRATION; VENUE.

EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANYWAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE (HEREINAFTER COLLECTIVELY, “DISPUTES”); AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ALL SUCH DISPUTES SHALL BE DECIDED BY BINDING ARBITRATION, CONDUCTED IN FORT WORTH, TEXAS, BEFORE A SINGLE ARBITRATOR, UNDER THE THEN CURRENT COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT OR THE AMERICAN ARBITRATION ASSOCIATION AS WRITTEN EVIDENCE OF THE AGREEMENT OF THE SIGNATORIES HERETO TO ARBITRATE ALL DISPUTES AND TO WAIVE THEIR RIGHT TO TRIAL BY JURY WITH REGARD TO ALL DISPUTES. WITHOUT INVALIDATING OR LIMITING THIS ARBITRATION PROVISION, VENUE FOR ANY LITIGATION FILED BETWEEN THE PARTIES SHALL BE IN TARRANT COUNTY, TEXAS, AND EACH OF THE PARTIES CONSENTS TO PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING AND WAIVES ANY OBJECTION TO VENUE LAID THEREIN.

2. PROCEDURE FOR INJUNCTIVE RELIEF.

IN THE EVENT A PARTY SEEKS INJUNCTIVE RELIEF, THE CLAIM SHALL BE ADMINISTRATIVELY EXPEDITED BY THE AAA, WHICH SHALL APPOINT A SINGLE, NEUTRAL ARBITRATOR FOR THE LIMITED PURPOSE OF DECIDING SUCH CLAIM FOR INJUNCTIVE RELIEF. SUCH ARBITRATOR SHALL BE A QUALIFIED MEMBER OF THE STATE BAR OF TEXAS IN GOOD STANDING, AND PREFERABLY SHALL BE A RETIRED STATE OR FEDERAL DISTRICT JUDGE. THE SINGLE ARBITRATOR SHALL DECIDE THE CLAIM FOR INJUNCTIVE RELIEF IMMEDIATELY ON HEARING OR RECEIVING THE PARTIES’ SUBMISSIONS (UNLESS, IN THE INTERESTS OF JUSTICE, HE MUST RULE EX PARTE); PROVIDED, HOWEVER, THAT THE SINGLE ARBITRATOR SHALL RULE ON SUCH CLAIMS WITHIN 24 HOURS OF SUBMISSION OF THE CLAIM TO THE AAA. THE SINGLE ARBITRATOR’S RULING SHALL NOT EXTEND BEYOND 14 CALENDAR DAYS AND ON APPLICATION BY THE CLAIMANT, UP TO AN ADDITIONAL 14 DAYS FOLLOWING WHICH, AFTER A HEARING ON THE CLAIM FOR INJUNCTIVE RELIEF, A TEMPORARY INJUNCTION MAY ISSUE PENDING THE AWARD. ANY RELIEF GRANTED UNDER THIS PROCEDURE FOR INJUNCTIVE RELIEF SHALL BE SPECIFICALLY ENFORCEABLE IN TARRANT COUNTY DISTRICT COURT ON AN EXPEDITED, EX PARTE BASIS AND SHALL NOT BE THE SUBJECT OF ANY EVIDENTIARY HEARING OR FURTHER SUBMISSION BY EITHER PARTY, BUT THE COURT, ON APPLICATION TO ENFORCE A TEMPORARY ORDER, SHALL ISSUE SUCH ORDERS AS NECESSARY TO ITS ENFORCEMENT.

3. Survival.

This Section J shall continue to be binding on all Parties notwithstanding any termination, cancellation or expiration of this Agreement. The Parties agree that this Agreement is entered into in the course of interstate commerce and that Section J is governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16.

K.	OTHER PROVISIONS.

1. Independence.

This agreement contemplates the Parties acting independently of each other with respect to a decision by either to provide credit services or extend credit. Neither the existence of this Agreement, nor its execution, is intended to be, nor shall it be construed to be, the formation of a partnership, association, or joint venture between Lender and CSO. No agency is created by this Agreement, and in no event may either Party represent to others that it may act as the other Party’s agent. Neither Party is granted any right nor authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other Party. Each Party shall be responsible only for its obligations and liabilities as set forth in this Agreement. In the event that either Party reasonably determines that any provision of this Agreement or any aspect of the Program requires an act that Applicable Law disallows in order for CSO and Lender to operate lawfully as an independent credit services organization and

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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lender or otherwise causes a material risk of violating Applicable Law, then the Parties shall promptly and in good faith attempt to agree to a modification of such provision or the Program so as to reduce or eliminate such risk of not conforming to Applicable Law. Either Party may terminate this Agreement upon written notice to the other Party if it is determined in such Party’s reasonable discretion that modification of this Agreement or the Program to reduce or eliminate the risk of not conforming to Applicable Law makes it economically infeasible to continue under the modified terms of this Agreement or the Program.

2. Entire Agreement.

This Agreement supersedes any negotiations, discussions or communications between Lender and CSO and constitutes the entire agreement of Lender and CSO with respect to the Loans and the Loan Documents.

3. Pending Legal Action.

To the extent permissible by Applicable Law, the Parties agree to promptly notify each other in writing in the event either Party becomes aware of any threatened or actual investigation, regulatory action, allegation, arbitration or lawsuit pertaining to the Loans or this Agreement or any similar credit services agreement of third parties.

4. No Waiver.

Failure of any Party to insist, in one or more instances, on performance by any other Party in accordance with the terms and conditions of this Agreement shall not be deemed a waiver or relinquishment of any right granted hereunder or of the future performance of any such term or condition or of any other term or condition of this Agreement unless and to the extent that such waiver is in writing signed by or on behalf of the Party alleged to have granted such waiver.

5. Governing Law.

This Agreement and the rights and duties described herein shall be governed by, and interpreted in accordance with the laws of the State of Texas, except that the Arbitration provisions shall be governed by the Federal Arbitration Act.

6. Assignment.

Unless otherwise set forth herein, CSO shall not assign or delegate any of its rights and/or obligations hereunder without Lender’s prior written consent, which consent shall not be unreasonably withheld provided that Lender acknowledges and agrees that any affiliate or subsidiary companies of CSO are approved service providers to CSO.

7. Headings; Construction.

The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. When used in this Agreement, all references to “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation.”

8. Violation.

Neither Party shall take or omit to take any action that would cause such Party to violate any of its representations or warranties hereunder.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program Agreement	Page 19 of 22
Between Rise Credit Service of Ohio, LLC
And Sentral Financial LLC

9. Notice of Bankruptcy.

Lender shall forward to CSO within five (5) business days of receipt any written notices it receives that bankruptcy, insolvency, or assignment for the benefit of creditors proceedings have been initiated with respect to any person known to be a Consumer.

10. Amendment.

This Agreement may only be amended or modified by the written agreement of an authorized representative of both Parties.

11. Binding Agreement.

This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their respective heirs, representatives, agents insurers, successors and permitted assigns.

12. Severable.

The provisions of this Agreement are severable, and in the event that any portion of this Agreement shall be adjudged to be invalid or unenforceable, such adjudication shall have no effect on any remaining portions hereof, and all such remaining provisions shall continue in full force and effect.

13. Additional Documents.

The Parties agree that upon the request of any one of them, they will execute and deliver any such further documents and undertake any such further action as may reasonably be required to fully implement the terms of this Agreement.

14. Expenses.

Except as specified in the Agreement, each Party shall bear the expenses of performing its obligations under this Agreement.

15. Implied Obligations.

Lender shall have no implied obligations under this Agreement and makes no implied covenants, representations or warranties to CSO. Lender’s obligations, covenants, representations and warranties are limited to those expressly stated in this Agreement. CSO shall have no implied obligations under this Agreement and makes no implied covenants, representations or warranties to Lender. CSO’s obligations, covenants, representations and warranties are limited to those expressly stated in this Agreement.

16. Successors and Third Parties.

Nothing in this Agreement is intended to create or grant any right, privilege, or other benefit to or for any person or entity other than the Parties hereto. Notwithstanding the foregoing, either Party may assign this Agreement and their rights and responsibilities hereunder without the other Party’s consent to any purchaser or acquirer of the Party or any successor to the Party by reason of any merger, consolidation, or sale of assets, and either Party may delegate their responsibilities and assign their rights hereunder in their discretion to an Affiliate (as defined in 12 U.S.C. § 371c) of the Party.

17. Counterparts.

This Agreement may be executed and delivered by the Parties hereto in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program Agreement	Page 20 of 22
Between Rise Credit Service of Ohio, LLC
And Sentral Financial LLC

18. Waiver and Limitation of Liability.

Each Party waives all indirect, special, incidental and/or consequential damages arising out of or relating to the other Party’s termination of this Agreement, and/or the other Party’s breach, if any, thereof. This waiver includes, without limitation, damages for losses of income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons, whether such damages are foreseeable or unforeseeable, even if either Party has been advised of the possibility of such damages. Each Party also waives any right or claim for multiple and/or punitive damages in connection with any claim or dispute, action or proceeding against the other Party. Excluding the Parties’ indemnification and defense obligations hereunder, CSO’s liabilities arising out of its guaranty obligations, and Lender’s liabilities to remit any amounts due to CSO, under no circumstances shall either Party’s total liability, if any, to the other Party exceed the sum of [****] singularly and in the aggregate.

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[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program Agreement	Page 21 of 22
Between Rise Credit Service of Ohio, LLC
And Sentral Financial LLC

IN WITNESS WHEREOF, Lender and CSO intending to be legally bound hereby, have caused this Agreement to be executed by their duly authorized officers on the dates shown below, but effective as of the Effective Date shown at the beginning of this Agreement.

SENTRAL FINANCIAL LLC		RISE CREDIT SERVICE OF OHIO, LLC

By:	/s/ C Dan Adams	By:	/s/ Jason Harvison
Name:	C Dan Adams	Name:	Jason Harvison
Title:	President and CEO	Title:	COO

Date:	6/23/2015	Date:	6/23/2015

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program Agreement	Page 22 of 22
Between Rise Credit Service of Ohio, LLC
And Sentral Financial LLC

EXHIBIT A

CSO INSURANCE REQUIREMENTS

1.	CSO shall procure and maintain the following insurance coverage from insurance companies acceptable to LENDER:

a.	General Liability Insurance Coverage:

•	Occurrence form including bodily injury, property damage, advertising injury and personal injury; forms acceptable to LENDER.

•	Limits of Liability: [****]

b.	Errors and Omissions Insurance Coverage:

•	Coverage and Forms acceptable to LENDER.

•	Limits of Liability: [****]

c.	Excess / Umbrella Insurance Coverage:

•	Occurrence Form; Coverage and Forms acceptable to LENDER.

•	Limits of Liability: [****]

•	Retained Limit: [****]

d.	Privacy/Cyber Liability Insurance Coverage:

•	Coverage to include: breach remediation, notification expenses, and ongoing credit monitoring.

•	Limits of Liability: [****]

2.	All policies shall list LENDER as an additional insured, on an endorsement form acceptable to LENDER. All policies shall provide for at least thirty (30) days notice to LENDER of either cancellation or non-renewal. CSO shall be responsible for the payment of all deductibles or retained limits. CSO shall provide LENDER a complete copy of all policies upon LENDER’S request.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.